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                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-64943, 333-96365, 333-90137, 333-32186,
333-54142, 333-75862) and Form S-8 (File Nos. 333-49522, 333-32178, 333-65385,
333-65383, 333-25707, 333-54140, 333-60168, 333-60152, 333-99739, 333-101908) of
Cubist Pharmaceuticals, Inc. of our report dated February 17, 2003 relating to the financial statements, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP

Boston, Massachusetts
March 28, 2003